                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 11, 1999



                           MTI TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



               0-23418                                 95-3601802
               -------                                 ----------
      (Commission File Number)                      (I.R.S. Employer
                                                   Identification No.)


                             4905 E. La Palma Avenue
                            Anaheim, California 92807
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (714) 970-0300
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS.

         The information set forth in the Registrant's news release dated May 11, 1999 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Text of Press Release dated May 11, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MTI TECHNOLOGY CORPORATION


                                                  /s/ DALE R. BOYD
Date:  May 13, 1999                               ------------------------------
                                                  Dale R. Boyd
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                INDEX TO EXHIBITS


      EXHIBIT                 DESCRIPTION
      -------                 -----------
       99.1          Text of Press Release dated May 11, 1999